UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

June 27, 2011

GERMAN AMERICAN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

001-15877

35-1547518

(Commission File Number)

(IRS Employer Identification No.)

                         711 Main Street

                            Box 810

                     Jasper, Indiana

   47546

 (Address of Principal Executive Offices)

(Zip Code)

(812) 482-1314

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

German American Bancorp, Inc. (the "Company"), compensates its directors for their service to the Company and the Company's subsidiaries based on a twelve-month period commencing with each year's annual reorganization meeting of the Board of Directors of the Company (the “Board”).  The Board’s Governance/Nominating Committee made a recommendation with respect to director compensation for the new twelve-month service period to the Board and the Board approved such recommendation at its annual reorganization meeting on June 27, 2011.

For services of directors during the current annual period that commenced at the 2011 annual reorganization meeting, the Company is compensating its directors, including the CEO, through an annual retainer of $20,000 payable in cash during July 2011 in a lump sum (which is earned regardless of the number of meetings held or attended, and regardless of committee membership or attendance) and is paying an additional attendance fee of $500 for each meeting of the Board that they attend during this period.

In addition, directors of the Company will receive a meeting fee for each committee meeting that they attend during the current annual period of $350.

Additional annual retainers (earned regardless of numbers of meetings held or attended) will be paid in July 2011 in a lump sum for Director Klem’s services during the current annual period as the Board’s lead independent director ($3,500) and for the services of Directors Forbes, Klem and Bawel as the Chairmen of the Board’s Audit Committee, Compensation/Human Resources Committee, and Credit Risk Management Committee, respectively ($3,500 to each such Chairman).

In addition, those members of the Board (other than the CEO, who as a salaried employee of the Company is ineligible) who serve on the board of directors (including any regional advisory board) of at least one of the subsidiaries receives additional compensation for his or her service to such subsidiaries in the form of director/advisory fees for meetings actually attended of (i) $500 per meeting of the board of directors of German American Bancorp (our bank subsidiary), (ii) $350 for any meeting of a committee of the board of directors of our bank subsidiary or for any meeting of any regional advisory board of the bank subsidiary, and (ii) $350 (combined for attendance at both meetings) per meeting of the boards of directors of German American Financial Advisors & Trust Company and German American Insurance, Inc. (which are held quarterly and sequentially).

Members of the Board who attend sessions of the Board of German American Bancorp, Inc., or of the Board’s committees that are held concurrently with sessions of the board of directors of the bank subsidiary (German American Bancorp) or of committees of that subsidiary’s board of directors receive a single meeting fee of $500 for the combination of the two concurrent meetings.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 29, 2011, the Company amended, and completely restated, its articles of incorporation through the filing of Articles of Restatement of Articles of Incorporation with the Indiana Secretary of State. The only amendments to the prior Articles of Incorporation of the Company that were made by the June 29, 2011, filing with the Indiana Secretary of State were (a) to increase the number of Common Shares that the Company has the corporate authority to issue (as designated by Article V) from 20 million to 30 million and the total number of shares of capital stock that the Company has the corporate authority to issue (including 0.5 million Preferred Shares) from 20.5 million to 30.5 million and (b) to delete in its entirety prior Section 6.04 (included in Article VI) of the prior Restatement of the Articles of Incorporation.

The amendment to Article V increasing the number of authorized common shares had been proposed by the Board of Directors of the Company for approval by the shareholders of the Company at the annual meeting of shareholders held May 19, 2011, and the shareholders at the annual meeting approved that amendment.

The amendment to eliminate Section 6.04 was approved by the Board of Directors on June 27, 2011.  The Board of Directors had added Section 6.04 to the Company’s articles of incorporation in 2000 in order to create a new series of Preferred Shares of the Company, which were designated as Series A Preferred Shares and included 400,000 of the 500,000 total number of authorized Preferred Shares of the Company. Such Series A Preferred Shares were reserved for issuance exclusively upon exercise of certain preferred stock purchase rights that were created by the Company in 2000 under a certain shareholder rights plan, all of which rights expired without having been exercised in 2010. As a result, none of such Series A Preferred Shares were ever issued by the Company. Subsection (j) of the now-deleted Section 6.04 provided that, upon the expiration of the 2000 rights agreement prior to the issuance of any Series A Preferred Shares, all of the Series A Preferred Shares would then again become authorized but unissued Preferred Shares which the Company could thereafter reissue as part of a new series of Preferred Shares.  Accordingly, the Board amended the Articles of Incorporation on June 27, 2011, as a matter of housekeeping to eliminate any appearance that such Series A Preferred Shares remained a part of the Company’s capital structure, and resolved that all 400,000 of the unissued Preferred Shares that were previously designated as Series A Preferred Shares by former Section 6.04 had been restored to the status of authorized and unissued Preferred Shares of the Corporation that are undesignated as to series.

The text of the Restatement of the Articles of Incorporation of German American Bancorp, Inc., which completely restate the prior Restatement to give effect to the amendments to Article V and VI, is set forth in Exhibit 3.1 to this report, which exhibit is incorporated herein by reference.

Item 8.01.  Other Events.

The Board of Directors of the Company on June 27, 2011, adopted Corporate Governance Guidelines, which Guidelines are set forth in Exhibit 99.1 to this report and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

3.1

Restatement of the Articles of Incorporation of German American Bancorp, Inc. (filed June 29, 2011, with the Indiana Secretary of State).

99.1

Corporate Governance Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date:   July 1, 2011

By:  /s/ Mark A. Schroeder

Mark A. Schroeder, Chairman and CEO

INDEX TO EXHIBITS

3.1

Restatement of the Articles of Incorporation of German American Bancorp, Inc. (as filed June 29, 2011, with the Indiana Secretary of State).

99.1

Corporate Governance Guidelines.